                                                                    EXHIBIT 99.1

                             Joint Filer Information

Name of Joint Filer:                      Tower Three Home LLC

Address of Joint Filer:                   Two Sound View Drive
                                          Greenwich, CT 06830

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Restoration Hardware Holdings, Inc. [RH]

Date of Event Requiring
Statement (Month/Day/Year):               11/1/2012

Designated Filer:                         William D. Forrest

November 1, 2012
Date

Signature:

TOWER THREE HOME LLC

By:      Tower Three Partners Fund I LP, its managing member
          Tower Three Partners Fund I GP LP, its general partner
           Tower Three Partners Fund I GP LLC, its general partner
            Forrest Tower Three CI, LLC, its managing member

         By: /s/ William D. Forrest
            ------------------------------
             Name:  William D. Forrest
             Title: Managing Member

Name of Joint Filer:                      Tower Three Partners Fund I LP

Address of Joint Filer:                   Two Sound View Drive
                                          Greenwich, CT 06830

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Restoration Hardware Holdings, Inc. [RH]

Date of Event Requiring
Statement (Month/Day/Year):               11/1/2012

Designated Filer:                         William D. Forrest

November 1, 2012
Date

Signature:

TOWER THREE PARTNERS FUND I LP

By:      Tower Three Partners Fund I GP LP, its general partner
          Tower Three Partners Fund I GP LLC, its general partner
           Forrest Tower Three CI, LLC, its managing member

         By: /s/ William D. Forrest
            ------------------------------
             Name:  William D. Forrest
             Title: Managing Member

Name of Joint Filer:                      Tower Three Partners Fund I GP LP

Address of Joint Filer:                   Two Sound View Drive
                                          Greenwich, CT 06830

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Restoration Hardware Holdings, Inc. [RH]

Date of Event Requiring
Statement (Month/Day/Year):               11/1/2012

Designated Filer:                         William D. Forrest

November 1, 2012
Date

Signature:

TOWER THREE PARTNERS FUND I GP LP

By:      Tower Three Partners Fund I GP LLC, its general partner
          Forrest Tower Three CI, LLC, its managing member

         By: /s/ William D. Forrest
            ------------------------------
             Name:  William D. Forrest
             Title: Managing Member

Name of Joint Filer:                      Tower Three Partners Fund I GP LLC

Address of Joint Filer:                   Two Sound View Drive
                                          Greenwich, CT 06830

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Restoration Hardware Holdings, Inc. [RH]

Date of Event Requiring
Statement (Month/Day/Year):               11/1/2012

Designated Filer:                         William D. Forrest

November 1, 2012
Date

Signature:

TOWER THREE PARTNERS FUND I GP LLC

By:      Forrest Tower Three CI, LLC, its managing member

         By: /s/ William D. Forrest
            ------------------------------
             Name:  William D. Forrest
             Title: Managing Member

Name of Joint Filer:                      Forrest Tower Three CI, LLC

Address of Joint Filer:                   Two Sound View Drive
                                          Greenwich, CT 06830

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Restoration Hardware Holdings, Inc. [RH]

Date of Event Requiring
Statement (Month/Day/Year):               11/1/2012

Designated Filer:                         William D. Forrest

November 1, 2012
Date

Signature:

FORREST TOWER THREE CI, LLC

         By: /s/ William D. Forrest
            ------------------------------
             Name:  William D. Forrest
             Title: Managing Member